UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 24, 2023

BEAM GLOBAL

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53204	26-1342810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5660 Eastgate Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 799-4583

___________________________________________________

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEEM	NASDAQ Capital Market
Warrants	BEEMW	NASDAQ Capital Market

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Beam Global 2023 Annual Meeting of Stockholders was held at Beam Global’s headquarters on August 24, 2023 and stockholders holding and entitled to vote 8,645,129 shares of common stock of the Company, or approximately 62.01% of the outstanding shares on the record date for the 2023 Annual Meeting, were present either by attendance or by proxy. At the 2023 Annual Meeting, the Company’s stockholders voted on the proposals below, which are described in more detail in the Company’s definitive proxy statement for the 2023 Annual Meeting that was filed with the U.S. Securities and Exchange Commission on July 10, 2023 (the “Proxy Statement”).

The final results for each of the matters considered at the Annual Meeting were as follows:

Proposal 1 - Election of Directors:

The three individuals listed below were elected at the 2023 Annual Meeting to serve for a one-year term on the Company’s Board of Directors:

	Number of Shares	Number of Shares
Nominee	Voted For	Withheld
Desmond Wheatley	2,715,954	106,710
Peter Davidson	2,369,317	453,347
Anthony Posawatz	2,378,686	443,978

Proposal 2 - Advisory Vote on the Compensation of the Company’s Named Executive Officers:

The compensation of the Company’s named executive officers as described in the Proxy Statement was approved, on an advisory, non-binding basis, by the following votes:

For	Against	Abstain	Broker Non-Votes
2,279,545	485,168	57,951	5,822,465

Proposal 3 - Ratification of Independent Registered Public Accounting Firm:

The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023 was approved by the following votes:

For	Against	Abstain
8,387,834	185,440	71,855

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM GLOBAL

Dated: August 30, 2023	By:	/s/ Katherine H. McDermott
	Name:	Katherine H. McDermott
	Title:	Chief Financial Officer

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